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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2002


                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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
                 Delaware                                                    51-0310342
----------------------------------------------                  ---------------------------------
(State or other Jurisdiction of Incorporation)                  (IRS Employer Identification No.)
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                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)





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ITEM 2. ACQUISITIONS OR DISPOSITION OF ASSETS

This Form 8-K/A amends and supplements the current report on Form 8-K dated June 10, 2002 (filed June 12, 2002) to include Item 7(a) Financial Statements of Businesses Acquired and Item 7(b) Pro Forma Financial Information and related exhibits.

On June 10, 2002, Affiliated Computer Services ("ACS") acquired AFSA Data Corporation ("AFSA") a subsidiary of FleetBoston Financial Corporation, for $410 million in cash plus related transaction costs (the "AFSA Acquisition"). ACS funded the AFSA Acquisition with a combination of a new $375-million term credit facility from Goldman, Sachs & Co. and Wells Fargo (the "Interim Facility"), borrowing on the Company's existing $450 million revolving credit facility and existing cash on hand.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired:

         (1) Consolidated Financial Statements of AFSA Data Corporation (A Subsidiary of FleetBoston Financial Corporation) as of March 31, 2002 (unaudited) and December 31, 2001 and 2000 and for the three months ended March 31, 2002 and 2001 (unaudited) and the years ended December 31, 2001 and 2000.

(b)      Unaudited Pro Forma Combined Financial Statements:

         (1)      Unaudited Pro Forma Combined Balance Sheet as of March 31,
                  2002.

         (2) Unaudited Pro Forma Combined Statement of Income for the nine months ended March 31, 2002.

         (3) Unaudited Pro Forma Combined Statement of Income for the year ended June 30, 2001.

         (4)      Notes to Unaudited Pro Forma Combined Financial Statements

(c)      Exhibits:

         23.1     Consent of Independent Accountants

         99.1 Financial Statements of Affiliated Computer Services, Inc. and Subsidiaries as of June 30, 2001 and each of the three years in the period ended June 30, 2001, incorporated by reference from Affiliated Computer Services, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

         99.2 Financial Statements of Affiliated Computer Services, Inc. and Subsidiaries as of March 31, 2002 and the nine months ended March 31, 2002 and 2001, incorporated by reference from Affiliated Computer Services, Inc. Quarterly Report on Form 10-Q for the period ended March 31, 2002.

         99.3 Consolidated Financial Statements of AFSA Data Corporation (A Subsidiary of FleetBoston Financial Corporation) as of March 31, 2002 (unaudited) and December 31, 2001 and 2000 and for the three months ended March 31, 2002 and 2001 (unaudited) and the years ended December 31, 2001 and 2000.

         99.4     Unaudited Pro Forma Combined Financial Information


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2002

                                  Affiliated Computer Services, Inc.

                                  By:  /s/ Warren D. Edwards
                                       ------------------------------
                                           Warren D. Edwards
                                           Executive Vice President and
                                           Chief Financial Officer



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                               INDEX TO EXHIBITS
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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  23.1            Consent of Independent Accountants

  99.1 Financial Statements of Affiliated Computer Services, Inc. and Subsidiaries as of June 30, 2001 and each of the three years in the period ended June 30, 2001, incorporated by reference from Affiliated Computer Services, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

  99.2 Financial Statements of Affiliated Computer Services, Inc. and Subsidiaries as of March 31, 2002 and the nine months ended March 31, 2002 and 2001, incorporated by reference from Affiliated Computer Services, Inc. Quarterly Report on Form 10-Q for the period ended March 31, 2002.

  99.3 Consolidated Financial Statements of AFSA Data Corporation (A Subsidiary of FleetBoston Financial Corporation) as of March 31, 2002 (unaudited) and December 31, 2001 and 2000 and for the three months ended March 31, 2002 and 2001 (unaudited) and the years ended December 31, 2001 and 2000.

  99.4            Unaudited Pro Forma Combined Financial Information
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